UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

ANDRETTI ACQUISITION CORP. II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2026

ANDRETTI ACQUISITION CORP. iI
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42268	98-1792547
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Kimball Place, Suite 550, Alpharetta, GA	30009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 299-2201

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	POLEU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	POLE	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	POLEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the Special Meeting (as defined below), Andretti Acquisition Corp. II, a Cayman Islands exempted company (the “Company”), and Andretti Sponsor II LLC (the “Sponsor”) entered into non-redemption agreements (“Non-Redemption Agreements”) with several unaffiliated third-party holders (the “Investors”) of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued in the Company’s initial public offering (the “Public Shares”), pursuant to which the Company and the Sponsor agreed to cause the surviving entity of any future Company initial business combination (“Pubco”) to issue, in connection with the consummation of an initial business combination, to such Investors up to (i) an aggregate of 250,000 ordinary or common shares of Pubco (“Pubco Shares”) if the initial business combination is completed on or prior to June 9, 2027 or (ii) an aggregate of 83,333 Pubco Shares if the initial business combination is completed after June 9, 2027, in exchange for their agreement to not redeem up to an aggregate of 1,000,000 Public Shares (the “Non-Redeemed Shares”).

The Non-Redemption Agreements are not expected to increase the likelihood that the Extension Amendment Proposal (as defined below) is approved by the Company’s shareholders, but are expected to increase the amount of funds that remain in the Company’s trust account established in connection with Company’s initial public offering following the Special Meeting. The Company and the Sponsor may enter into additional, similar non-redemption agreements in connection with the Special Meeting.

The Non-Redemption Agreements shall terminate on the earlier of (i) the failure of the Company’s shareholders to approve the Extension Amendment Proposal at the Special Meeting, (ii) the Company’s determination not to proceed with the Extension (as defined below), (iii) the fulfillment of all obligations of parties to the Non-Redemption Agreements, (iv) the liquidation or dissolution of the Company, (v) the mutual written agreement of the parties or (vi) if the applicable Investor exercises its redemption rights with respect to any Non-Redeemed Shares in connection with the Special Meeting and such Non-Redeemed Shares are actually redeemed.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 28, 2026, the Company convened and then determined to adjourn, without conducting any business, its extraordinary general meeting in lieu of an annual meeting (the “Special Meeting”) to September 8, 2026 at 10:00 a.m. Eastern Time, in order to extend the period of time for redemptions and reversal of redemptions.

The Special Meeting has been called for the purposes of considering and voting upon (i) a proposal to amend the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate a business combination from September 9, 2026 to September 9, 2027 (or such earlier date as may be determined by the Board of Directors of the Company) (such extension, the “Extension”, and such proposal, the “Extension Amendment Proposal”); (ii) a proposal to ratify the selection by the Company’s audit committee, and appointment, of WithumSmith+Brown, PC to serve as its independent registered public accounting firm for the year ending December 31, 2026; and (iii) a proposal to adjourn the Special Meeting to a later date or dates, if necessary or desirable, at the discretion of the directors, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal.

The record date for the Special Meeting remains July 27, 2026 (the “Record Date”). Shareholders may vote online at https://www.cstproxy.com or by mail, simply by following the instructions on their provided proxy card. Votes will be accepted up to and during the adjourned meeting. Shareholders who have previously submitted their proxy or otherwise voted and who do not want to change their vote need not take any action. Shareholders as of the Record Date can vote, even if they have subsequently sold their shares.

In connection with the adjourned date, the Company has extended the deadline for holders of the Public Shares to submit their shares for redemption in connection with the Extension Amendment Proposal to 5:00 p.m. Eastern Time on September 3, 2026. Shareholders who wish to withdraw their previously submitted redemption request may do so prior to the rescheduled meeting by requesting that the transfer agent return such shares.

Item 8.01 Other Events.

In connection with the Extension and Non-Redemption Agreements, the Sponsor intends to convert an aggregate of 5,749,999 Class B ordinary shares, par value $0.0001 per share, of the Company (the “Class B Ordinary Shares”) into an equal number of Class A Ordinary Shares upon the approval of the Extension Amendment Proposal by the Company’s shareholders at the Special Meeting (the “Conversion”). The Class A Ordinary Shares to be issued in connection with the Conversion will be subject to the same restrictions applicable to the Class B Ordinary Shares prior to the Conversion, including certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the final prospectus filed with the Securities and Exchange Commission (the “SEC”) by the Company on September 5, 2024 (File No. 333-280552) in connection with the Company’s initial public offering.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “seek,” “predict,” “potential,” “target,” “outlook” or the negatives of these terms or other similar expressions. These forward-looking statements include, but are not limited to, statements regarding the Company’s, the Sponsor’s and the Investors’ expectations with respect to future performance, anticipated financial impacts, the negotiation, execution and terms of the Non-Redemption Agreements, and the likelihood, timing or effects of the Extension Amendment Proposal, any initial business combination, or the amount of funds that may remain in the Company’s trust account. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including, among others: the risk that the Non-Redemption Agreements described herein are not entered into on the terms described, or at all; the risk that the Extension Amendment Proposal is not approved; the amount of redemptions by the Company’s public shareholders; the ability of the Company to consummate an initial business combination; and other risks and uncertainties described in the Company’s filings with the SEC, including its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its other filings with the SEC. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2026

ANDRETTI ACQUISITION CORP. II

By:	/s/ William M. Brown
Name:	William M. Brown
Title:	Chief Executive Officer

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Exhibit 10.1

NON-REDEMPTION AGREEMENT

This Non-Redemption Agreement (this “Agreement”) is entered as of August 28, 2026 by and among Andretti Acquisition Corp. II, a Cayman Islands exempted company (the “Company”), Andretti Sponsor II LLC, a Delaware limited liability company (the “Sponsor”), and the undersigned investor (the “Investor”).

RECITALS

WHEREAS, the Sponsor currently holds Class B ordinary shares, par value $0.0001 per share, of the Company (the “Class B Ordinary Shares”) initially purchased in a private placement prior to the Company’s initial public offering (the “IPO” and such shares, the “Founder Shares”);

WHEREAS, the Company expects to hold an extraordinary general meeting of shareholders in lieu of an annual general meeting of shareholders (as adjourned or postponed from time to time, the “Meeting”) for the purpose of approving, among other things, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (as amended and currently in effect, the “Charter”) to extend the date by which the Company must consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”) by twelve (12) additional months from September 9, 2026 to September 9, 2027 (or such earlier date as determined by the Company’s board of directors) (the “Extension”);

WHEREAS, the Charter provides that a shareholder of the Company may elect to redeem its Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares” and together with the Class B Ordinary Shares, the “Ordinary Shares”) initially sold as part of the units in the IPO (whether they were purchased in the IPO or thereafter in the open market) (the “Public Shares”) in connection with the proposal to amend the Charter to effectuate the Extension upon the terms and subject to the conditions set forth in the Charter (“Redemption Rights”);

WHEREAS, during the period of the Extension, the Sponsor intends to cause the Company to consummate the Business Combination, with a target company and business combination structure to be identified, resulting in a surviving company being listed on a national securities exchange immediately following the Business Combination (such surviving company, “Pubco”), with the effect that the Ordinary Shares will either be exchanged for or converted into ordinary or common shares of Pubco (the “Pubco Shares”) with such Pubco Shares also to be issued to the existing shareholders of the Company’s target, at a valuation that is yet to be determined; and

WHEREAS, subject to the terms and conditions of this Agreement, the Sponsor desires to cause Pubco to issue to the Investor, and the Investor desires to acquire from Pubco (i) if the Business Combination is completed on or prior to June 9, 2027, that number of Pubco Shares set forth opposite such Investor’s name on Exhibit A under “Initial Promised Securities,” or (ii) if the Business Combination is completed after June 9, 2027, such Initial Promised Securities plus the additional number of Pubco Shares set forth opposite such Investor’s name on Exhibit A under “Additional Promised Securities” (together, the “Promised Securities”), in each case to be issued to the Investor by Pubco in connection with the completion of the Business Combination.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Investor, the Company and the Sponsor hereby agree as follows:

1.	Terms of Transfer.

1.1.	Upon the terms and subject to the conditions of this Agreement, if (a) as of 5:30 p.m. Eastern Time on the date of the Meeting, Investor holds the Investor Shares (as defined below), (b) Investor does not exercise (or exercised and validly rescinds) its Redemption Rights (as defined below) with respect to such Investor Shares in connection with the Meeting, (c) the Extension is approved at the Meeting, and (d) the Company implements the Extension, then the Company and the Sponsor hereby agree to cause Pubco to issue to Investor for no additional consideration the Promised Securities set forth on Exhibit A. “Investor Shares” shall mean an amount of the Public Shares held by the Investor equal to the lesser of (i) [__] Public Shares, and (ii) 9.9% of the Public Shares outstanding after the Extension and the events occurring substantially concurrent therewith, including the redemption of Class A Ordinary Shares, including those Public Shares subject to non-redemption agreements with other shareholders of the Company similar to this Agreement on or about the date of the Meeting. The Sponsor and the Company agree to provide the Investor with the final number of the Investor Shares subject to this Agreement no later than 9:30 a.m. Eastern Time on the last business day before the date of the Meeting (and in all cases a sufficient amount of time to allow the Investor to reverse any exercise of Redemption Rights with regard to any Investor Shares).

1.2.

The Sponsor and the Investor hereby further agree that the issue by Pubco of the Promised Securities shall be subject to the conditions that (i) the Business Combination is consummated; and (ii) the Investor executes a joinder to the Registration Rights Agreement (as defined below) in substantially the form attached here to as Exhibit B (the “Joinder”). Upon the satisfaction of the foregoing conditions, as applicable, the Company and the Sponsor shall cause Pubco to promptly issue (and no later than two (2) business days following the closing of the Business Combination) the Promised Securities to the Investor free and clear of any liens or other encumbrances, other than restrictions on transfer imposed by the securities laws. The Company and the Sponsor covenant and agree to cause Pubco to facilitate such transfer to the Investor in accordance with the foregoing.

1.3.	Adjustment to Share Amounts. If at any time the number of outstanding Ordinary Shares is increased or decreased by a consolidation, combination, split or reclassification of the Ordinary Shares of the Company or other similar event, then, as of the effective date of such consolidation, combination, split, reclassification or similar event, all share numbers referenced in this Agreement shall be adjusted in proportion to such increase or decrease in the Ordinary Shares. For the avoidance of doubt, the issuance of Pubco Shares to the existing shareholders of the Company’s target in connection with the Business Combination shall not cause any such adjustment.

1.4.	Merger or Reorganization, etc. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Company in which its Ordinary Shares are converted into or exchanged for securities, cash or other property, then, following any such reorganization, recapitalization, reclassification, consolidation or merger, in lieu of Ordinary Shares, the Sponsor shall transfer, with respect to each Pubco Share to be issued hereunder, the kind and amount of securities, cash or other property into which such Promised Securities converted or were exchanged.

1.5.	Forfeitures, Transfers, etc. The Investor shall not be subject to forfeiture, surrender, claw-back, transfers, disposals, exchanges or earn-outs for any reason on the Promised Securities.

1.6.	Delivery of Shares; Other Documents. At the time of the issue of Promised Securities hereunder, the Company and the Sponsor shall cause Pubco to deliver the Promised Securities to the Investor in book-entry form effected through Pubco’s register of members (or other equivalent register) and through the Company’s transfer agent. The parties to this Agreement agree to execute, acknowledge and deliver such further instruments and to do all such other acts, as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

1.7.	Registration Rights. In connection with the issuance of the Promised Securities, the Investor shall be entitled to registration rights set forth in that certain Registration Rights Agreement, dated September 5, 2024, by and among the Company, the Sponsor and BTIG, LLC (as amended, the “Registration Rights Agreement”), Pubco and the Investor shall execute the Joinder. In connection with the issue of the Promised Securities to the Investor, the Investor shall execute the Joinder pursuant to which the Investor shall agree with Pubco to bound by the terms and provisions as a “Holder” thereunder with respect to the Promised Securities (upon acquisition thereof) as “Registrable Securities” thereunder.

1.8.	Termination. This Agreement and each of the obligations of the undersigned shall terminate on the earlier of (a) the failure of the Company’s shareholders to approve the Extension at the Meeting, (b) the Company’s abandonment of the Extension prior to the implementation thereof, (c) the fulfillment of all obligations of parties hereto, (d) the liquidation or dissolution of the Company prior to completing a Business Combination, (e) the mutual written agreement of the parties hereto; or (f) if the Investor exercises its Redemption Rights with respect to any Investor Shares in connection with the Meeting and such Investors Shares are actually redeemed in connection with the Meeting. Notwithstanding any provision in this Agreement to the contrary, the Sponsor’s obligation to cause Pubco to issue the Promised Securities to the Investor shall be conditioned on (i) the satisfaction of the conditions set forth in Section 1.2 and (ii) such Investor Shares not being redeemed in connection with the Meeting.

2.	Representations and Warranties of the Investor. The Investor represents and warrants to, and agrees with, the Sponsor and the Company that:

2.1.	No Government Recommendation or Approval. The Investor understands that no federal or state agency has passed upon or made any recommendation or endorsement of the offering of the Promised Securities.

2.2.	Accredited Investor. The Investor is an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the “Securities Act”), and/or a “qualified institutional buyer” as defined in Rule 144A under the Securities Act, and acknowledges that the sale contemplated hereby is being made in reliance, among other things, on a private placement exemption to “accredited investors” under the Securities Act and similar exemptions under state law.

2.3.	Intent. The Investor is acquiring the Promised Securities solely for investment purposes, for such Investor’s own account (and/or for the account or benefit of its members or affiliates, as permitted), and not with a view to the distribution thereof in violation of the Securities Act and the Investor has no present arrangement to sell Promised Securities to or through any person or entity except as may be permitted hereunder.

2.4.	Restrictions on Transfer; Trust Account; Redemption Rights.

2.4.1.	The Investor acknowledges and agrees that the Promised Securities are not entitled to, and have no rights, interests or claims of any kind in or to, any monies held in the trust account into which the proceeds of the IPO were deposited (the “Trust Account”) or distributed as a result of any liquidation of the Trust Account.

2.4.2.	The Investor agrees, solely for the benefit of and, notwithstanding anything else herein, enforceable only by the Company, to waive any right that it may have to elect to have the Company redeem any Investor Shares and agrees not to redeem or otherwise exercise any right to redeem, the Investor Shares and to reverse and revoke any prior redemption elections made with respect to the Investor Shares, in each case, solely in connection with the Extension. For the avoidance of doubt, nothing in this Agreement is intended to restrict or prohibit the Investor’s ability to (i) redeem any Public Shares other than the Investor Shares, (ii) trade or redeem any Public Shares (other than the Investor Shares) in its discretion and at any time or (iii) trade or redeem any Investor Shares in its discretion and at any time after the date of the Meeting.

2.4.3.	The Investor acknowledges and understands that the Promised Securities are being offered by Pubco in a transaction not involving a public offering in the United States within the meaning of the Securities Act and have not been registered under the Securities Act and, if in the future the Investor decides to offer, resell, pledge or otherwise transfer Promised Securities, such Promised Securities may be offered, resold, pledged or otherwise transferred only (i) pursuant to an effective registration statement filed under the Securities Act, (ii) pursuant to an exemption from registration under Rule 144 promulgated under the Securities Act, if available, or (iii) pursuant to any other available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of any state or any other jurisdiction. The Investor agrees that, if any transfer of the Promised Securities or any interest therein is proposed to be made (other than pursuant to an effective registration statement or Rule 144 under the Securities Act), as a condition precedent to any such transfer, the Investor may be required to deliver to Pubco an opinion of counsel (including internal counsel) satisfactory to Pubco that registration is not required with respect to the Promised Securities to be transferred. Absent registration or another available exemption from registration, the Investor agrees it will not transfer the Promised Securities.

2.4.4.	The Investor hereby agrees only with the Company, solely for the benefit of and, notwithstanding anything else herein, enforceable only by the Company, that it shall use commercially reasonable efforts to seek to ensure that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, will allow the Investor Shares held by the Investor to be lent out or rehypothecated prior to the conclusion of the Meeting and confirms that it has notified its prime brokers with respect to this requirement and has received assurances from such prime brokers.

2.5.	Sophisticated Investor. The Investor is sophisticated in financial matters and able to evaluate the risks and benefits of the investment in the Promised Securities.

2.6.	Risk of Loss. The Investor is aware that an investment in the Promised Securities is highly speculative and subject to substantial risks. The Investor is cognizant of and understands the risks related to the acquisition of the Promised Securities, including those restrictions described or provided for in this Agreement pertaining to transferability. The Investor is able to bear the economic risk of its investment in the Promised Securities for an indefinite period of time and able to sustain a complete loss of such investment.

2.7.	Independent Investigation. The Investor has relied upon an independent investigation of the Company and has not relied upon any information or representations made by any third parties or upon any oral or written representations or assurances, express or implied, from the Sponsor or any representatives or agents of the Sponsor, other than as set forth in this Agreement. The Investor is familiar with the business, operations and financial condition of the Company and has had an opportunity to ask questions of, and receive answers from the Company’s management concerning the Company and the terms and conditions of the proposed sale of the Promised Securities and has had full access to such other information concerning the Company as the Investor has requested. The Investor confirms that all documents that it has requested have been made available and that the Investor has been supplied with all of the additional information concerning this investment which the Investor has requested.

2.8.	Organization and Authority. If an entity, the Investor is duly organized and existing under the laws of the jurisdiction in which it was organized and it possesses all requisite power and authority to acquire the Promised Securities, enter into this Agreement and perform all the obligations required to be performed by the Investor hereunder.

2.9.	Non-U.S. Investor. If the Investor is not a United States person (as defined by Section 7701(a)(30) of the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder), the Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Promised Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the acquisition of the Promised Securities, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the acquisition, holding, redemption, sale, or transfer of the Promised Securities. The Investor’s subscription and payment for and continued beneficial ownership of the Promised Securities will not violate any applicable securities or other laws of the Investor’s jurisdiction.

2.10.	Authority. This Agreement has been validly authorized, executed and delivered by the Investor, and is a valid and binding agreement of the Investor enforceable in accordance against the Investor with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

2.11.	No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Investor of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Investor’s organizational documents, (ii) any agreement or instrument to which the Investor is a party or (iii) any law, statute, rule or regulation to which the Investor is subject, or any order, judgment or decree to which the Investor is subject, in the case of clauses (ii) and (iii), that would reasonably be expected to prevent the Investor from fulfilling its obligations under this Agreement.

2.12.	No Advice from the Sponsor. The Investor has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with the Investor’s own legal counsel and investment and tax advisors. Except for any statements or representations of the Sponsor explicitly made in this Agreement, the Investor is relying solely on such counsel and advisors and not on any statements or representations, express or implied, of the Sponsor or any of its representatives or agents for any reason whatsoever, including without limitation for legal, tax or investment advice, with respect to this investment, the Sponsor, the Company, the Promised Securities, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

2.13.	Reliance on Representations and Warranties. The Investor understands that the Promised Securities are being offered and sold to the Investor in reliance on exemptions from the registration requirements under the Securities Act, and analogous provisions in the laws and regulations of various states, and that the Sponsor is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth in this Agreement in order to determine the applicability of such provisions.

2.14.	No General Solicitation. The Investor is not subscribing for Promised Securities as a result of or subsequent to any general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

2.15.	Brokers. No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by the Investor in connection with the acquisition of the Promised Securities nor is the Investor entitled to or will accept any such fee or commission.

2.16.

No Pending Actions. There is no action pending against the Investor or, to the Investor’s knowledge, threatened against Investor, before any court, arbitrator, or governmental authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by Investor of its obligations under this Agreement.

2.17.	No Intent to Effect a Change of Control. The Investor has no present intent to effect a “change of control” of the Company as such term is understood under the rules promulgated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and under the rules of the Nasdaq Stock Market LLC.

3.	Representations and Warranties of the Sponsor. The Sponsor represents and warrants to, and agrees with, the Investor that:

3.1.	Power and Authority. The Sponsor is a limited liability company duly formed and validly existing and in good standing as a limited liability company under the laws of Delaware and possesses all requisite limited liability company power and authority to enter into this Agreement and to perform all of the obligations required to be performed by the Sponsor hereunder, including the assignment, sale and transfer the Promised Securities.

3.2.	Authority. All corporate action on the part of the Sponsor and its officers, directors and members necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Sponsor required pursuant hereto has been taken. This Agreement has been duly executed and delivered by the Sponsor and (assuming due authorization, execution and delivery by the Investor) constitutes the Sponsor’s legal, valid and binding obligation, enforceable against the Sponsor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

3.3.	Title to Securities. The Sponsor shall cause the Promised Securities, when issued to the Investor by Pubco as provided herein, to be (i) validly issued, fully paid and non-assessable, and (ii) free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind (other than transfer restrictions and other terms and conditions that apply to the Pubco Shares generally, under applicable securities laws).

3.4.	No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Sponsor of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Sponsor’s certificate of formation or Limited Liability Company Agreement (as amended and currently in effect, the “Sponsor LLC Agreement”), (ii) any agreement or instrument to which the Sponsor is a party or by which it is bound or (iii) any law, statute, rule or regulation to which the Sponsor is subject or any order, judgment or decree to which the Sponsor is subject. The Sponsor is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or self-regulatory entity in order for it to perform any of its obligations under this Agreement.

3.5.	No General Solicitation. The Sponsor has not offered the Promised Securities by means of any general solicitation or general advertising within the meaning of Regulation D of the Securities Act, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

3.6.	Brokers. No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by the Sponsor in connection with the sale of the Promised Securities nor is the Sponsor entitled to or will accept any such fee or commission.

3.7.	Reliance on Representations and Warranties. The Sponsor understands and acknowledges that the Investor is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Sponsor set forth in this Agreement.

3.8.	No Pending Actions. There is no action pending against the Sponsor or, to the Sponsor’s knowledge, threatened against the Sponsor, before any court, arbitrator, or governmental authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by the Sponsor of its obligations under this Agreement.

3.9.	No Other Representations and Warranties. Except for the specific representations and warranties expressly contained in this Section 3 and elsewhere in this agreement and in any certificate or agreement delivered pursuant hereto, the Sponsor has not made, does not hereby make and shall not be deemed to make any other express or implied representation or warranty with respect to the Sponsor, the Meeting or the Extension, and the Sponsor disclaims any such representation or warranty.

4.	Trust Account. Until the earlier of (a) the consummation of the Company’s Business Combination; (b) the liquidation of the Trust Account; and (c) 36 months from consummation of the IPO or such later time as the shareholders of the Company may approve in accordance with the Charter, the Company will maintain the investment of funds held in the Trust Account in interest-bearing United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government treasury obligations, or maintain such funds in cash in an interest-bearing demand deposit account at a bank. The Company further confirms that it will not utilize any funds from its Trust Account to pay any potential excise taxes that may become due pursuant to the Inflation Reduction Act of 2022 upon a redemption of the Public Shares, including, but not limited to, in connection with a liquidation of the Company if it does not effect the Business Combination prior to its termination date.

5.	Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby. With respect to any suit, action or proceeding relating to the transactions contemplated hereby, the undersigned irrevocably submit to the jurisdiction of the United States District Court or, if such court does not have jurisdiction, the New York state courts located in the Borough of Manhattan, State of New York, which submission shall be exclusive.

6.	Assignment; Entire Agreement; Amendment.

6.1.	Assignment. Any assignment of this Agreement or any right, remedy, obligation or liability arising hereunder by either the Company, the Sponsor or the Investor to any person that is not an affiliate of such party shall require the prior written consent of the other party; provided, that no such consent shall be required for any such assignment by the Investor to one or more affiliates thereof; provided, further, that the Investor shall provide the Company and Sponsor with prior written notice of any such assignment.

6.2.	Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them relating to the subject matter hereof.

6.3.	Amendment. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

6.4.	Binding upon Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and permitted assigns.

7.	Notices. Unless otherwise provided herein, any notice or other communication to a party hereunder shall be sufficiently given if in writing and personally delivered, sent by email or other electronic transmission, provided that the sender does not receive a bounce-back reply of non-delivery, sent by courier (which for all purposes of this Agreement shall include Federal Express or another recognized overnight courier) or mailed to said party by certified mail, return receipt requested, at its address provided for herein or such other address as either may designate for itself in such notice to the other. Communications shall be deemed to have been received when delivered personally, on the scheduled arrival date when sent by next day or 2nd-day courier service, or if sent by mail, then three days after deposit in the mail. If given by electronic transmission, such notice shall be deemed to be delivered (i) if by electronic mail, when directed to an electronic mail address at which the party has provided to receive notice; and (ii) if by any other form of electronic transmission, when directed to such party.

8.	Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. Counterparts may be delivered via electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9.	Survival; Severability.

9.1.	Survival. The representations, warranties, covenants and agreements of the parties hereto shall survive the closing of the transactions contemplated hereby.

9.2.	Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

10.	Headings. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

11.	Disclosure; Waiver. In connection with the entry into this Agreement, the Company will file (to the extent that it has not already filed) as soon as practicable, but in no event later than four (4) business days after execution of this Agreement, a Current Report on Form 8-K under the Exchange Act reporting the material terms of this Agreement and of the transactions contemplated hereby and any other material, nonpublic information that the Company has provided to the Investor at any time prior to such filing. Upon such filing, to the Company’s knowledge, the Investor shall not be in possession of any material, nonpublic information received from the Company or any of its officers, directors or employees. The parties to this Agreement shall cooperate with one another to assure that such disclosure is accurate. The Company agrees that the name of the Investor shall not be included in any public disclosures related to this Agreement unless required by applicable law, regulation or stock exchange rule. The Investor (i) acknowledges that the Company may possess or have access to material non-public information that has not been communicated to the Investor; (ii) so long as the Company complies with the reporting requirements of this Section 11, hereby waives any and all claims, whether at law, in equity or otherwise, that he, she, or it may now have or may hereafter acquire, whether presently known or unknown, against the Company or any of the Company’s officers, directors, employees, agents, affiliates, subsidiaries, successors or assigns relating to any failure to disclose any non-public information in connection with the transaction contemplated by this Agreement, including any potential Business Combination involving the Company, including without limitation, any claims arising under Rule 10-b(5) of the Exchange Act; and (iii) is aware that the Company and Sponsor are relying on the truth of the representations set forth in Section 2 of this Agreement and the foregoing acknowledgement and waiver in this Section 11, in connection with the transactions contemplated by this Agreement.

12.	Independent Nature of Rights and Obligations. Nothing contained herein, and no action taken by any party pursuant hereto, shall be deemed to constitute the Investor and the Sponsor as, and the Sponsor acknowledges that the Investor and the Sponsor do not so constitute, a partnership, a limited partnership, a syndicate, an association, a joint venture or any other kind of entity, including but not limited to for the purpose of acquiring, holding, or disposing of securities of the Company, or create a presumption that the Investor and the Sponsor are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any matters, and the Sponsor acknowledges that the Investor and the Sponsor are not acting in concert or as a group, and the Sponsor shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement.

13.	Most Favored Nation. In the event the Sponsor or the Company has entered into or enters one or more other non-redemption agreements before or after the execution of this Agreement in connection with the Meeting, the Sponsor and the Company represent that the terms of such other agreements are not materially more favorable in the aggregate to such other investors thereunder than the terms of this Agreement are in respect of the Investor. For the avoidance of doubt, the Sponsor and the Company hereby acknowledge and agree that if the ratio of Investor Shares to Promised Securities in any such other non-redemption agreement is more favorable to any other investor party to such other agreement than such ratio in this Agreement is to the Investor, such terms shall be deemed materially more favorable to such other investor. In the event that another investor is afforded any such more favorable terms than the Investor, the Sponsor shall promptly inform the Investor of such more favorable terms in writing, and the Investor shall have the right to elect to have such more favorable terms included herein, in which case the parties hereto shall promptly amend this Agreement to effect the same.

14.	Trust Account Waiver. The Investor hereby waives any and all right, title, interest or claim of any kind in or to any distribution of or from the Trust Account solely with respect to the Promised Securities. For the avoidance of doubt, nothing in this Agreement shall preclude the Investor from redeeming its remaining Investor Shares after the date of the Meeting.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

INVESTOR

By:
Name:
Title:

[Signature Page to Non-Redemption Agreement]

COMPANY:

ANDRETTI ACQUISITION CORP. II

By:
Name:
Title:

[Signature Page to Non-Redemption Agreement]

SPONSOR:

ANDRETTI SPONSOR II LLC

By:
Name:
Title:

[Signature Page to Non-Redemption Agreement]

Exhibit A

Investor	Initial Promised Securities	Additional Promised Securities	Number of Public Shares to be Held as Investor Shares
Name: [__]	[__________] Pubco Shares	[__________] Pubco Shares	[__________] Class A Ordinary Shares

Address: [__]

SSN/EIN: [__]

Exhibit B

FORM OF JOINDER

TO

REGISTRATION RIGHTS AGREEMENT

August 28, 2026

Reference is made to that certain Non-Redemption Agreement, dated as of August 28, 2026 (the “Agreement”), by and among [__] (the “Investor”), Andretti Acquisition Corp. II, a Cayman Islands exempted company (the “Company”) and Andretti Sponsor II LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which the Investor acquired securities of the Company from the Sponsor. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement.

By executing this joinder, the Investor hereby agrees, as of the date first set forth above, that the Investor shall become a party to that certain Registration Rights Agreement, dated September 5, 2024, by and among the Company, the Sponsor and BTIG, LLC (as amended, the “Registration Rights Agreement”), and shall be bound by the terms and provisions of the Registration Rights Agreement as a Holder (as defined therein) and entitled to the rights of a Holder under the Registration Rights Agreement and the Promised Securities (together with any other equity security of Pubco issued or issuable with respect to any such Promised Securities by way of a share dividend or share subdivision or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization) shall be “Registrable Securities” thereunder.

For the purposes of clarity, it is expressly understood and agreed that each provision contained herein is between the Company and the Investor, solely, and not between and among the Investor and the other shareholders of the Company signatory thereto.

This joinder may be executed in two or more counterparts, and by facsimile, all of which shall be deemed an original and all of which together shall constitute one instrument.

[Signature Page Follows]

[INVESTOR]

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

ANDRETTI ACQUISITION CORP. II

By:
Name:
Title:

[Signature Page to Joinder to Registration Rights Agreement]